SETTLEMENT AGREEMENT AND MUTUAL RELEASE


          This Settlement Agreement and Mutual Release (the "Agreement"), dated as of May 28, 1996, is entered into by and between Executive TeleCard, Ltd., a Delaware corporation with its principal executive offices located at 8 Avenue C, Nanuet, New York 10954 ("EXTL"), on the one hand, and Walter K. Krauth, Jr., 8705 North Shore Drive, Jonesboro, Georgia 30236 ("Krauth"), on the other hand.

                            W I T N E S S E T H

          WHEREAS, Krauth is a shareholder of EXTL and a plaintiff in an action against EXTL entitled KRAUTH, ET AL. V. EXECUTIVE TELECARD, LTD., 95 Civ. 3967 (RWS), which is presently pending in the United States District Court for the Southern District of New York or is currently before the Second Circuit Court of Appeals, Docket No. 96-7404 (the "KRAUTH Action"); and

          WHEREAS, EXTL is the plaintiff and Krauth a defendant in another, separate action against Krauth and others entitled EXECUTIVE TELECARD, LTD. V. ENGELMAN, ET AL., 95 Civ. 9505 (RWS), which is also pending in the United States District Court for the Southern District of New York (the "EXTL Action"); and

          WHEREAS, Krauth is a putative member of the plaintiff class certified in an action against EXTL and others entitled IN RE EXECUTIVE TELECARD, LTD. SECURITIES LITIGATION, 94 Civ. 7846 (CLB), which is presently pending in the United States District Court for the Southern District of New York (the "Class Action"); and

          WHEREAS, Krauth has determined that it is in his best interests to withdraw all of the claims he has or may have in the KRAUTH Action and release EXTL from all claims and potential claims he has or may have against it, including but not limited to those claims made in the KRAUTH Action and the Class Action; and

          WHEREAS, EXTL has determined that it is in its best interests to withdraw all of the claims asserted against Krauth in the EXTL Action and release all of the claims and potential claims it has or may have against Krauth, including but not limited to those claims made in the EXTL Action;

          NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, and for other good and valuable consideration, the parties hereto agree as follows:

          1. CLOSING. The closing shall take place at 2:00 p.m. on Tuesday, May 28, 1996, at the offices of Ziegler, Ziegler & Altman, 750 Lexington Avenue, Suite 1400, New York, New York 10022 (the "Closing").

          2. DOCUMENTS TO BE EXECUTED AND DELIVERED BY KRAUTH AT CLOSING. At Closing, Krauth shall deliver the following documents to EXTL, each of which shall be originally signed by him:

          (a) a release from Krauth in favor of EXTL and all others provided for therein in the form annexed hereto as Exhibit A (the "Krauth Release"), which release shall include, but not be limited to, all claims Krauth has or may have against EXTL in the KRAUTH Action, the Class Action and the EXTL Action;

          (b) a stipulation of dismissal dismissing all of Krauth's claims and potential claims against EXTL in the KRAUTH Action with prejudice and without costs pursuant to Rule 41(a) of the Federal Rules of Civil Procedure in the form annexed hereto as Exhibit B (the "KRAUTH Stipulation of Dismissal");

          (c) a stipulation of dismissal dismissing all of Krauth's claims and potential claims against EXTL in the EXTL Action with prejudice and without costs pursuant to Rule 41(a) of the Federal Rules of Civil Procedure in the form annexed hereto as Exhibit C (the "EXTL Stipulation of Dismissal");

          (d) a letter from Mr. Krauth in the form annexed hereto as Exhibit D stating, among other things, that he intends to hold all EXTL stock acquired in connection with this Agreement solely for investment purposes.

          3. DOCUMENTS TO BE EXECUTED AND DELIVERED BY EXTL AT CLOSING. At Closing, EXTL shall deliver to Krauth the following documents, each of which shall be originally signed by a duly authorized officer of EXTL:

          (a) a release from EXTL in favor of Krauth and all others provided for therein in the form annexed hereto as Exhibit E (the "EXTL Release");

          (b)  the Krauth Stipulation of Dismissal;

          (c)  The EXTL Stipulation of Dismissal; and

          (d) a share certificate in the name of Walter K. Krauth, Jr. for 10,000 shares of EXTL restricted common stock.

          4. SATISFACTION OF THE JUDGMENT FILED MARCH 27, 1996. The parties to this Agreement acknowledge that a personal judgment in favor of the Plaintiffs was filed in the KRAUTH Action on March 27, 1996 (the "Judgment"). The Judgment awarded Plaintiffs Forty-Eight Thousand Thirty Eight Dollars and Ten Cents ($48,038.10) under Section 14(a) of the Securities and Exchange Act of 1934 (the "Act"). EXTL has appealed the Judgment to the United States Second Circuit Court of Appeals and the appeal is pending as of the date of this Agreement (the "Appeal"). EXTL agrees to use its best efforts to litigate the appeal and reduce the Judgment. All cost of litigation, including but not limited to attorneys' fees, shall be borne by EXTL. In the event EXTL is required to pay the Judgment, Krauth agrees to reimburse EXTL up to Forty-Eight Thousand Dollars ($48,000), payable within ten (10) business days from entry of a non-appealable judgment by the trial or appellate court.

          5. RIGHT TO ADDITIONAL SHARES. In the event the price of EXTL common stock on May 28, 1998 (the "Release Date"), adjusted for any stock splits or issuances between the date of this Agreement and the Release Date, is less than $11.00 per share, then EXTL shall issue to Krauth additional restricted shares (the "Additional Shares") of EXTL common stock in such amount such that the market value of the Additional Shares shall be equal to the difference between $11.00 and the offer price of EXTL common stock on the Release Date. Such Additional Shares, if required to be issued under this paragraph 5, shall be issued and distributed to Krauth within 30 days of the Release Date. Krauth hereby agrees that he shall execute any and all documentation reasonably requested by EXTL at that time in order to effect the issuance of the Additional Shares.

          6. PRESS RELEASE. Following the Closing, EXTL may (but shall not be required to) issue a press release or otherwise publicly disclose the terms of this Agreement and any Exhibit to it. Krauth hereby agrees that he has reviewed and approved the issuance of a press release substantially in the form annexed hereto as Exhibit F. Krauth further hereby agrees that he will use his best efforts to assist EXTL in its efforts to issue a press release or otherwise disclose the terms of this Agreement or any Exhibit to it to the extent reasonably requested by EXTL.

          7. VALIDITY OF AGREEMENT. This Agreement is a valid obligation legally binding on Krauth and EXTL. EXTL hereby represents and warrants that the execution and delivery of this Agreement, including the Exhibits hereto, and the consummation of the transactions contemplated in it (i) are permissible under its Certificate of Incorporation and Bylaws,
(ii) have been duly and validly authorized by all necessary and appropriate corporate action by its Board of Directors, (iii) does not require any further approval or consent of any third party whatsoever. Krauth hereby represents and warrants that (i) he has full legal power and capacity to execute, deliver and perform this Agreement and all of the terms and conditions set forth in this Agreement and all Exhibits to it; and (ii) that he has not assigned or otherwise transferred any right he has or may have against EXTL.

          8. NON-ASSIGNMENT. This Agreement and any right, title or interest in it may not be assigned, transferred, conveyed or otherwise disposed of by either party.

          9. AMENDMENT. This Agreement may not be amended or modified in any way except in a writing signed by both parties to this Agreement.

          10. ENTIRE AGREEMENT; SUPERSEDES PRIOR AGREEMENTS. This Agreement (including all the Exhibits hereto) constitutes the entire agreement between the parties with respect to the subject matter hereof (including, but not limited to, the KRAUTH Action, the EXTL Action, the Class Action and all prior actions and proceedings between the parties) and supersedes all prior and contemporaneous agreements and understandings of the parties. There are no representations, warranties, covenants, conditions, agreements, understandings or arrangements, oral or written, between or among the parties relating to the subject matter hereof which are not fully expressed herein. No agent of any party is authorized to make any representation, promise or warranty not contained in this Agreement and the Exhibits hereto.

          11. EXHIBITS. All of the Exhibits annexed hereto are incorporated herein for all purposes.

          12. LEGAL CONSTRUCTION. If any one or more provision of this Agreement is, for any reason, held by a court of competent jurisdiction to be unenforceable in any respect, such unenforceability shall not affect any other provision hereof; and this Agreement shall be construed as if such unenforceable provision were never contained herein.

          13. NOTICES. All notices permitted or required under this Agreement shall be deemed sufficient only if given in writing and (i) delivered personally and mailed by certified mail, return receipt requested, postage prepaid, or (ii) sent by telecopier and confirmed by letter delivered on the same date by overnight mail service, properly addressed to the appropriate party at the following addresses:

          a.   If to Krauth:

               Walter K. Krauth, Jr.
               8705 North Shore Drive
               Jonesboro, Georgia 30236

               With a Copy To:

               Andrew C. Ausband, Esq.
               Ausband & Associates
               Tower Place, Suite 1800
               3340 Peachtree Road, N.E.
               Atlanta, Georgia 30327

          b.   If to EXTL:

               John J. Gitlin, Esq.
               Executive TeleCard, Ltd.
               8 Avenue C
               Nanuet, New York 10954

               With a Copy To:

               Steven Altman, Esq.
               Ziegler, Ziegler & Altman
               750 Lexington Avenue
               New York, New York 10022

          The above addresses for notice may be changed only by written notice given to the other party in accordance with the provisions of this paragraph.

          14. RULE OF CONSTRUCTION. The parties each acknowledge and represent that each party and its counsel has reviewed this Agreement, including the Exhibits hereto, and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation or construction of this Agreement or its Exhibits.

          15. WAIVER. Any waiver by any party of any provision of this Agreement shall not constitute or imply a subsequent or other waiver of the same or any other provision of this Agreement.

          16. GOVERNING LAW. All matters affecting this Agreement, including the validity thereof, are to be governed by, and interpreted and construed in accordance with, the laws of New York State applicable to contracts executed in and to be performed in that State.

          17. ENFORCEMENT/ATTORNEYS' FEES. The prevailing party in any action or proceeding brought to enforce any term or provision of this Agreement shall be entitled to reasonable attorneys' fees and expenses from the other party, in addition to any other relief that party may be entitled to receive.

          18. DISPUTES; CONSENT TO JURISDICTION. Krauth and EXTL hereby agree and consent to the exclusive jurisdiction of the United States District Court for the Southern District of New York for all purposes of enforcement of the terms and conditions of this Agreement.

          19. CAPTIONS. The captions used in this Agreement are for convenience of reference only, and do not form a part hereof, and do not in any way modify, interpret limit, expand or construe the meaning or intent of the parties hereunder.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.



                                   /s/Walter K. Krauth, Jr.
                                   Walter K. Krauth, Jr.



[NOTARY]



                                   EXECUTIVE TELECARD, LTD.



                                   By:/s/Robert N. Schuck
                                   Name:Robert N. Schuck
                                   Title:Exec Vice Pres


[NOTARY]

                                  EXHIBIT A

TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT

     WALTER K. KRAUTH, JR., an individual, as RELEASOR (the "RELEASOR") in consideration of the sum of ONE dollar ($1.00) and other good and valuable consideration received from EXECUTIVE TELECARD, LTD., a Delaware corporation, as RELEASEE (the "RELEASEE"), receipt of which is hereby acknowledged, releases and discharges the RELEASEE, RELEASEE's officers, directors, employees, shareholders, subsidiaries, affiliates, heirs, executors, administrators, agents, attorneys, successors and assigns from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law, admiralty or equity, which against the RELEASEE, the RELEASOR, RELEASOR's heirs, executors, administrators, agents, attorneys, successors and assigns ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any injuries sustained or alleged injuries sustained from the beginning of the world to the day of the date of this RELEASE.

     The words "RELEASOR" and "RELEASEE" include all releasors and all releasees under this RELEASE.

     This RELEASE may not be changed orally.



                                        /s/Walter N. Krauth, Jr.
                                        WALTER K. KRAUTH, JR.






STATE OF GEORGIA, COUNTY OF             ss.:

     On                         1995, before me personally came Walter K.
Krauth, Jr., to me known, did depose and say that deponent resides at and that he did
execute the foregoing RELEASE.

                                  EXHIBIT B

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK
- --------------------------------------

WALTER K. KRAUTH, JR., WILLIAM
MILLER, and DAVID E. LEGERE,            95 Civ. 3967 (RWS)

                    Plaintiffs,

          - against -                   STIPULATION
                                        OF DISMISSAL
EXECUTIVE TELECARD, LTD.,


                    Defendants.

- --------------------------------------


          IT IS HEREBY STIPULATED AND AGREED by and between plaintiff Walter K. Krauth, Jr. ("Krauth") and defendant Executive TeleCard, Ltd. ("EXTL"), pursuant to Rule 41(a)(2) of the Federal Rules of Civil
Procedure, as follows:

          1. All of plaintiff Krauth's claims in this action, including, but not limited to, all claims in and to the judgment dated March 27, 1996 in the United States District Court for the Southern District of New York, are hereby dismissed with prejudice and without costs to Krauth or EXTL.
          2. Krauth waives all rights to make any application to vacate or modify this Stipulation and Order of Dismissal or to appeal it at any time.

Dated:    May   , 1996
          New York, New York


LANDMAN CORSI BALLLAINE            AUSBAND & ASSOCIATES
  & FORD P.C.

By:                                By:
   Mark S. Landman (ML-7654)          Andrew C. Ausband
233 Broadway, 34th Floor           Tower Place, Suite 1800
New York, New York 10279           3340 Peachtree Road, N.E.
(212) 238-4800                     Atlanta, Georgia 30327
                                   (404) 814-5299

Attorneys for Plaintiff
  Walter K. Krauth, Jr.



ZIEGLER, ZIEGLER & ALTMAN


By:
     Steven Altman (SA-5405)
750 Lexington Avenue
New York, New York 10022
(212) 319-7600

Attorneys for Defendant
 Executive TeleCard, Ltd.

                                  EXHIBIT C

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK
- ------------------------------------

EXECUTIVE TELECARD, LTD.,

                    Plaintiff,          95 Civ. 9505 (RWS)

          - against -                   STIPULATION
                                        OF DISMISSAL
DARYL ENGELMAN, JOHN NUGENT
and WALTER KRAUTH,

                    Defendants.

- --------------------------------------

          IT IS HEREBY STIPULATED and agreed by and between the undersigned attorneys for plaintiff Executive TeleCard, Ltd. ("EXTL") and defendant Walter Krauth ("Krauth") that all of EXTL's claims and potential claims against Krauth and all of Krauth's claims and potential claims against EXTL in this action are hereby dismissed with prejudice and without costs, and

          IT IS FURTHER STIPULATED and agreed that EXTL waives all rights to make any application to vacate or modify this Stipulation and Order of Dismissal or to appeal it at any time.

Dated:    May   , 1996
          New York, New York

ZIEGLER, ZIEGLER & ALTMAN



By:
     Steven Altman (SA-5405)
750 Lexington Avenue
New York, New York 10022
(212) 319-7600

Attorneys for Plaintiff Executive TeleCard, Ltd.

LANDMAN CORSI BALLLAINE            AUSBAND & ASSOCIATES
  & FORD P.C.

By:                                By:
   Mark S. Landman (ML-7654)          Andrew C. Ausband
233 Broadway, 34th Floor           Tower Place, Suite 1800
New York, New York 10279           3340 Peachtree Road, N.E.
(212) 238-4800                     Atlanta, Georgia 30327
                                   (404) 814-5299
Attorneys for Defendant Walter K. Krauth, Jr.

                                  EXHIBIT D

                            WALTER K. KRAUTH, JR.
                           8705 North Shore Drive
                          Jonesboro, Georgia 30236



                                        May   , 1996

John J. Gitlin, Esq.
Executive TeleCard, Ltd.
8 Avenue C
Nanuet, New York 10954

     Re:  EXTL SETTLEMENT AGREEMENT AND RELEASE, Dated May   , 1996

Gentlemen:

          I, Walter K. Krauth, Jr. (the "Purchaser"), hereby represent and warrant as follows with respect to all shares of common stock (the "Shares") of Executive TeleCard, Ltd. (the "Company") acquired by me in connection with the above-referenced agreement (the "Agreement"):

          a. INVESTMENT INTENT. The Purchaser represents and warrants to the Company that the Shares to be acquired by him in accordance with the Agreement are being acquired for his own account for investment and with no intention of distributing or reselling such Shares or any part of either or interest therein in any transaction which would be in violation of the securities laws of the United States of America or any State. The Purchaser further represents that he does not have any contract, under-taking, agreement or arrangement with any Person to sell, transfer or grant participation to any Person with respect to any of the Shares. Purchaser hereby agrees that, for a period of two years from the date hereof, he will not transfer the Shares in reliance upon the exemption from the registration requirements of the Securities Act provided by Regulation S under the Securities Act.

          b. TRANSFER RESTRICTIONS. If the Purchaser should decide to dispose of any of the Shares to be acquired by him in connection with the Agreement, the Purchaser understands and agrees that he may do so only (i) pursuant to an effective registration statement under the Securities Act and applicable State and foreign securities laws or (ii) upon receipt by the Company of an opinion of counsel experienced in the area of United States Federal and applicable state securities laws selected by the transferor, which counsel and the form and substance of which opinion shall be reasonably acceptable to the Company, to the effect that such transfer does not require registration of such Shares, under the Securities Act or any state securities laws; PROVIDED, HOWEVER, that neither the Purchaser nor any other holder of the Shares shall be entitled to rely on the exemption from registration provided by Regulation S under the Securities Act.

          The Purchaser agrees to the imprinting, so long as appropriate, of the following legends on the Shares:

                     THESE RESTRICTED SHARES OF EXECUTIVE TELECARD, LTD. ("SHARES") HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY APPLICABLE STATE OR FOREIGN SECURITIES LAWS. BY ITS ACCEPTANCE HEREOF, THE PURCHASER OF THE SHARES EVIDENCED HEREBY REPRESENTS THAT HE IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501 UNDER THE SECURITIES ACT AND THAT THE SHARES ARE NOT BEING ACQUIRED WITH A VIEW TO DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT). THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE OR FOREIGN SECURITIES LAWS, (2) TO AN ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, OR (3) UPON RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY IN FORM AND SUBSTANCE SATISFACTORY THERETO THAT SUCH REGISTRATION IS NOT REQUIRED. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT.

          The legends set forth above may be removed if and when the Shares are disposed of pursuant to an effective registration statement under the Securities Act or in the opinion of counsel to the Company experienced in the area of United States Federal and applicable state securities laws such legends are no longer required under applicable requirements of the Securities Act. The Shares shall also bear any other legends required by applicable Federal or state securities laws, which legends may be removed when, in the opinion of counsel to the Company experienced in the applicable securities laws, the same are no longer required under the applicable requirements of such securities laws. The Company agrees that it will provide the Purchaser, upon request, with substitute Shares not bearing such legend at such time as such legend is no longer applicable. The Purchaser agrees that, in connection with any transfer of Shares by him pursuant to an effective registration statement under the Securities Act, the Purchaser will comply with all prospectus delivery requirements of the Securities Act. The Company makes no representation, warranty or agreement as to the availability of any exemption from registration under the Securities Act with respect to any resale of the Shares.

          c. STOP TRANSFER INSTRUCTION. The Purchaser agrees that the Company shall be entitled to make a notation on its records and give instructions to any transfer agent of the Shares in order to implement the restrictions on transfer set forth herein.

          d. PURCHASER STATUS. The Purchaser represents and warrants to, and covenants and agrees with, the Company that (i) at the time he was offered the Shares, he was, (ii) at the date hereof, he is, and (iii) at the Closing, he will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act, and has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, the Purchaser having been represented by counsel, and have so evaluated the merits and risks of such investment and are able to bear the economic risk of such investment and, at the present time, is able to afford a complete loss of such investment.

          e. AUTHORITY. The Purchaser represents and warrants to the Company that (i) his acquisition of the Shares has been duly and properly authorized and this letter has been duly executed and delivered by the Purchaser or on his behalf and constitutes a valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applica-bility relating to or affecting creditors' rights generally and to general principles of equity; (ii) the acquisition of the Shares by him does not conflict with or violate any law, regulation or court order applicable to him; and (iii) the acquisition of the Shares by him does not impose any penalty or other onerous condition on him pursuant to any applicable law or governmental regulation.

          f. ACCESS TO INFORMATION. The Purchaser acknowledges that he has been afforded (i) the opportunity to ask such questions as he deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of his acquisition of the Shares and the merits and risks of investing in the Shares and (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable him to evaluate his investment in the Shares.

          g.   RELIANCE.  The Purchaser understands and acknowledges that
(i) the Shares are being acquired by him without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption depends in part on, and the Company will rely upon, the accuracy and truthfulness of the foregoing representations and the Purchaser hereby consents to such reliance.

                                   Very truly yours,



                                   Walter K. Krauth, Jr.

cc:  Andrew C. Ausband, Esq.

                                  EXHIBIT E

To all to whom these Presents shall come or may Concern, Know That

     EXECUTIVE TELECARD, LTD., a Delaware corporation with its principal executive offices at 8 Avenue C, Nanuet, New York 10954, as RELEASOR (the "RELEASOR") in consideration of the sum of ONE dollar ($1.00) and other good and valuable consideration received from WALTER K. KRAUTH, JR., as RELEASEE (the "RELEASEE"), receipt of which is hereby acknowledged, releases and discharges the RELEASEE, RELEASEE's heirs, executors, administrators, successors and assigns from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law, admiralty or equity, which against the RELEASEE, the RELEASOR, RELEASOR's officers, directors, employees, shareholders, subsidiaries, affiliates, heirs, executors, administrators, agents, attorneys, successors and assigns ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any injuries sustained or alleged injuries sustained from the beginning of the world to the day of the date of this RELEASE.

     The words "RELEASOR" and "RELEASEE" include all releasors and all releasees under this RELEASE.

     This RELEASE may not be changed orally.

                              EXECUTIVE TELECARD, LTD.


                              By:
                              Name:
                              Title:


STATE OF          , COUNTY OF           ss.:

     On                         1995, before me personally came

               , to me known, did depose and say that deponent resides at and that he was authorized to and did
execute the foregoing RELEASE.

                                   EXHIBIT F




FOR IMMEDIATE RELEASE
May XX, 1996



                   EXECUTIVE TELECARD RESOLVES LITIGATION
                  COMPANY'S LARGEST INDIVIDUAL SHAREHOLDER
                      RE-AFFIRMS CONFIDENCE IN COMPANY

          (Nanuet, NY) - Executive TeleCard (Nasdaq: EXTL) announced today that all litigation issues surrounding Walter Krauth and last year's proxy battle are resolved. In reaffirming his confidence in Executive Telecard and its potential in the international telecommunications industry, Krauth stated that "the unfortunate commencement and even more unfortunate escalation of the proxy contest should never have occurred." Mr. Krauth added that "I am personally gratified that this matter is behind us and that the Company may continue in the rapid growth which it has been experiencing in the last year and have renewed confidence in both Mr. Robert Schuck and the Company's management team to lead the Company to its full potential as a world class presence in the telecommunications industry.

          Executive TeleCard, founded in 1987, is an international telecommunications company providing direct voice and data communications services via World Direct, an unmatched global network. Executive TeleCard's products and services include: revenue sharing partnership opportunities, value-added telecommunications enhancements for carriers and credit and card issuing companies, the only true global prepaid card platform, global calling cards, global Internet access ("Project Caspian"), international and domestic toll-free service ("Service 800"), and a Colorado-based long-distance service ("TeleCall"). The key to Executive TeleCard's ongoing success is its unique partnerships with PTTs (Postal Telegraph and Telephone Authorities) around the world, that it has been developing for more than 20 years. Executive TeleCard is the pioneer of direct calling capabilities and currently provides direct intra/intercountry long distance service from and within more than 63 countries/territories to virtually anywhere in the world.

INVESTOR CONTACT:   Marlene Lombardi    (914) 627-2060